UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2015

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	011-12291	54-11263725
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100

Arlington, Virginia 22203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 522-1315

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 18, 2015, The AES Corporation (the “Company”) closed its previously announced underwritten secondary public offering (the “Offering”) of an aggregate of 59,468,788 shares (the “Offered Shares”) of the Company’s common stock by Terrific Investment Corporation (the “Selling Stockholder”), a subsidiary controlled by China Investment Corporation, with 39,468,778 shares offered to the public at $13.25 per share. As part of the Offering, the Company purchased the remaining 20,000,000 shares of the Company’s common stock from Morgan Stanley & Co. LLC, as underwriter (the “Underwriter”) at the price paid by the Underwriter to the Selling Stockholder in the Offering, for an aggregate purchase price of $261,400,000.

In connection with the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with the Selling Stockholder and the Underwriter, pursuant to which the Selling Stockholder agreed to sell the Offered Shares to the Underwriter.

Following the closing of the Offering, the Selling Stockholder will have fully sold its stake in the Company’s common stock. The Company will not receive any proceeds from the sale of the Offered Shares in the Offering.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference. A copy of the Underwriting Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or the Selling Stockholder. Security holders are not third-party beneficiaries under the Underwriting Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company.

In connection with the Offering, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference in the Company’s shelf registration statement on Form S-3 (File No. 333-186888), previously filed with the Securities and Exchange Commission, relating to the Offering: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K); and (ii) the legal opinion of Davis Polk & Wardwell LLP (including the consent of Davis Polk & Wardwell LLP) (Exhibit 5.1 to this Current Report on Form 8-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 12, 2015.

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

By:	/s/ Thomas M. O’Flynn
Name:	Thomas M. O’Flynn
Title:	Executive Vice President and Chief Financial Officer

Date: May 18, 2015

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 12, 2015.

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).